DEFINED ASSET FUNDS-REGISTERED TRADEMARK-
                             -------------------------------
                             ---------------------

                           EQUITY INVESTOR FUND
                           UTILITY COMMON STOCK SERIES--14
                           (A UNIT INVESTMENT TRUST)
                           -  MONTHLY INCOME
                           -  PROFESSIONAL SELECTION
                           -  REINVESTMENT OPTION

SPONSORS:
MERRILL LYNCH,
PIERCE, FENNER & SMITH
INCORPORATED               -----------------------------------------------------
SALOMON SMITH BARNEY INC.  The Securities and Exchange Commission has not
PRUDENTIAL SECURITIES      approved or disapproved these Securities or passed
INCORPORATED               upon the adequacy of this prospectus. Any
PAINEWEBBER INCORPORATED   representation to the contrary is a criminal offense.
DEAN WITTER REYNOLDS INC.  Prospectus dated February 25, 2000.

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Defined Asset Funds--Registered Trademark--
Defined Asset Funds-Registered Trademark- is America's oldest and largest family of unit investment trusts, with over $160 billion sponsored over the last 28 years. Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.

Defined Asset Funds offer a number of advantages:
  - A disciplined strategy of buying and holding with a long-term view is the cornerstone of Defined Asset Funds.
  - Fixed portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
  - Defined Portfolios: We choose the stocks or bonds in advance, so you know what you're investing in.
  - Professional research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
  - Ongoing supervision: We monitor each portfolio on an ongoing basis.
No matter what your investment goals, risk tolerance or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.

THE FINANCIAL INFORMATION ON THIS PROSPECTUS IS AS OF THE EVALUATION DATE, OCTOBER 29, 1999.

CONTENTS
                                       PAGE
                                       ---
Risk/Return Summary..................    3
What You Can Expect From Your
  Investment.........................    5
  Income.............................    5
  Records and Reports................    5
The Risks You Face...................    5
  Concentration Risk.................    5
  Litigation and Legislation Risks...    5
Selling Units........................    5
  Sponsors' Secondary Market.........    6
  Selling Units to the Trustee.......    6
How The Fund Works...................    6
  Pricing............................    6
  Evaluations........................    6
  Income.............................    7
  Expenses...........................    7
  Portfolio Changes..................    7
  Fund Termination...................    8
  Certificates.......................    8
  Trust Indenture....................    8
  Legal Opinion......................    9
  Auditors...........................    9
  Sponsors...........................    9
  Trustee............................    9
  Underwriters' and Sponsors'
    Profits..........................   10
  Public Distribution................   10
  Code of Ethics.....................   10
  Year 2000 Issues...................   10
Taxes................................   10
Supplemental Information.............   11
Financial Statements.................  D-1

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RISK/RETURN SUMMARY

 1.  WHAT IS THE PORTFOLIO'S OBJECTIVE?

  -  The objective of this Defined Fund is
     current income by investing in a
     diversified portfolio of common stocks
     in the public utility sector.

  -  When the Fund was created October 5,
     1989, the stocks were considered by the
     Sponsors to have potential for
     increasing future dividends. There is no assurance that this potential will be realized.

 2.  WHAT IS THE FUND'S INVESTMENT STRATEGY?

  -  The Portfolio contains 18 common stocks
     in the public utility sector ORIGINALLY
     selected by the Sponsors for current
     dividend yields and their record of
     uninterrupted dividend payments over the past 38 or more years.

    -- The Fund is designed for investors who want to invest a portion of their equity portfolio in the public utility sector.

    -- Since all of the Portfolio stocks are in the public utility sector, this Fund is not designed to be a complete equity investment program.

  - The Fund plans to hold the stocks in the Portfolio for approximately 14 years. The
     Fund will terminate by October 31, 2014.
 3.  WHAT INDUSTRY SECTORS ARE REPRESENTED IN
     THE PORTFOLIO?

     100% of the Portfolio represents the
     public utility industry.

 4.  WHAT ARE THE SIGNIFICANT RISKS?
     YOU CAN LOSE MONEY BY INVESTING IN THE
     FUND. THIS CAN HAPPEN FOR VARIOUS
     REASONS, INCLUDING:

  -  Stock prices can be volatile.

  -  Dividend rates on the stocks or share
     prices may decline during the life of the Fund.

  - Because the Portfolio is concentrated in the public utility sector, adverse developments in this industry may affect the value of your units.

  - The Fund may continue to hold the stocks originally selected even though their market value or yield may have changed.

 5.  IS THIS FUND APPROPRIATE FOR YOU?

     Yes, if you want current monthly income.
     You will benefit from a professionally
     selected and supervised portfolio whose
     risk is reduced by investing in equity
     securities of different public utility
     issuers.
     The Fund is NOT appropriate for you if
     you are unwilling to take the risk
     involved with an equity investment.

 6.  WHAT ARE THE FUND'S FEES AND EXPENSES?

     This table shows the costs and expenses
     you may pay, directly or indirectly,
     when you invest in the Fund.

                                                $0.95
     Trustee's Fee
                                                $0.70
     Portfolio Supervision,
     Bookkeeping and
     Administrative Fees
     (including updating
     expenses)
     ESTIMATED ANNUAL OPERATING EXPENSES
                                                AMOUNT
                                              PER 1,000
                                                UNITS
                                              ---------
                                                $0.59
     Other Operating Expenses
                                                -----
                                                $2.24
     TOTAL

     The Sponsors historically paid updating
     expenses.

     INVESTOR FEES

     You will pay an up-front sales fee of
     approximately 4.50%. The fee will be reduced for quantity purchases, as follows:

                               YOUR MAXIMUM
                                SALES FEE
          IF YOU INVEST:         WILL BE:
          --------------       ------------
     Less than $250,000            4.50%
     $250,000 to $499,999          3.75%
     $500,000 to $749,999          2.50%
     $750,000 to $999,999          2.00%
     $1,000,000 or more            1.50%

 7.  IS THE FUND MANAGED?
     Unlike a mutual fund, the Fund is not
     managed and stocks are not sold because
     of market changes. The Sponsors monitor
     the portfolio and may instruct the
     Trustee to sell securities under certain limited circumstances.

 8.  HOW DO I BUY UNITS?

     The minimum investment is $250.

     You can buy units from the Sponsors.

     UNIT PRICE PER 1,000 UNITS     $1,113.93
     (as of October 29, 1999)

     Unit price is based on the net asset
     value of the Fund plus the up-front
     sales fee.
     The Portfolio stocks are valued by the
     Trustee on the basis of their closing
     prices at 4:00 p.m. Eastern time every
     business day. Unit price changes every
     day with changes in the prices of the
     stocks.

 9.  HOW DO I SELL UNITS?

     You may sell your units at any time to
     the Sponsors or the Trustee for the net
     asset value determined at the close of
     business on the date of sale, less the
     costs of liquidating securities to meet
     the redemption.

10.  HOW ARE DISTRIBUTIONS MADE AND TAXED?

     The Fund pays monthly distributions of
     any dividend income, net of expenses, on the 25th of each month, if you own units on the 10th of that month. Distributions of ordinary income will be dividends for federal income tax purposes and may be eligible for the dividends-received deduction for corporations.
     Distributions to foreign investors will
     generally be subject to withholding
     taxes.

11.  WHAT OTHER SERVICES ARE AVAILABLE?

     REINVESTMENT
     You may choose to reinvest your
     distributions into additional units of
     the Fund. Unless you choose
     reinvestment, you will receive your
     distributions in cash.

     EXCHANGE PRIVILEGES
     You may exchange units of this Fund for
     units of certain other Defined Asset
     Funds. You may also exchange into this
     Fund from certain other funds. We charge a reduced sales fee on designated exchanges.

WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

INCOME

Because the Fund generally pays dividends as they are received, individual income payments will fluctuate based upon the amount of dividends declared and paid by each issuer. Other reasons your income may vary are:
  - changes to the Portfolio because of sales of securities;
  - changes in the Fund's expenses; and
  - the amount of dividends declared and paid.

There can be no assurance that any dividends will be declared or paid.

RECORDS AND REPORTS

You will receive:
- a notice from the Trustee if new equity securities are deposited in exchange or substitution for equity securities originally deposited;
- annual reports on Fund activity; and
- annual tax information. THIS WILL ALSO BE SENT TO THE IRS. YOU MUST REPORT THE AMOUNT OF INCOME RECEIVED DURING THE YEAR. PLEASE CONTACT YOUR TAX ADVISOR IN THIS REGARD.

You may inspect records of Portfolio transactions at the Trustee's office during regular business hours.

THE RISKS YOU FACE

CONCENTRATION RISK

When stocks in a particular industry make up 25% or more of the Portfolio, it is said to be 'concentrated' in that industry, which makes the Portfolio less diversified.

Here is what you should know about the Fund's concentration in public utility stocks:
  - dividends on these stocks may depend on rates that the utility companies may charge, the demand for their services and their operating costs;
  - electric utilities face pressure to keep rates low, which may make it difficult to recover investments in generating plant;
  - utilities generally are sensitive to costs and availability of fuel; and
  - some electric utilities are subject to the risks of the nuclear industry.

LITIGATION AND LEGISLATION RISKS

We do not know of any pending litigation that might have a material adverse effect upon the Fund.

Future tax legislation could affect the value of the Fund by:
  - reducing the dividends-received deduction or
  - increasing the corporate tax rate resulting in less money available for dividend payments.

SELLING UNITS

You can sell your units at any time for a price based on their net asset value. Your net asset value is calculated each business day by:
  - ADDING the value of the Portfolio securities, cash and any other Fund assets;
  - SUBTRACTING accrued but unpaid Fund expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors, and any other Fund liabilities; and
  - DIVIDING the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the Portfolio.

SPONSORS' SECONDARY MARKET

While we are not obligated to do so, we will buy back units at net asset value. We may resell the units to other buyers or to the Trustee.

We have maintained a secondary market continuously for more than 28 years, but we could discontinue it without prior notice for any business reason.

SELLING UNITS TO THE TRUSTEE

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by contacting your broker, dealer or financial institution that holds your units in street name. Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee will sell your units in the over-the-counter market if it believes it can obtain a higher price. In that case, you will receive the net proceeds of the sale.

If the Fund does not have cash available to pay you for the units you are selling we will select securities to be sold. These sales could be made at times when the securities would not otherwise be sold and may result in your receiving less than you paid for your unit and also reduce the size and diversity of the Fund.

There could be a delay in paying you for your units:
  - if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
  - if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the securities not reasonably practicable; and
  - for any other period permitted by SEC order.

HOW THE FUND WORKS

PRICING

Units are charged an initial sales fee.

EVALUATIONS

The Trustee values the securities on each business day (i.e., any day other than Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). If the securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system or, if closing sales prices are not available, at the mean between the closing bid and offer prices.

INCOME
- The annual income per unit, after deducting estimated annual Fund expenses per unit, will depend primarily upon the amount of dividends declared and paid by the issuers of the securities and changes in the expenses of the Fund and, to a lesser degree, upon the level of sales of securities. There is no assurance that dividends on the securities will continue at their current levels or be declared at all.
- Each unit receives an equal share of monthly distributions of dividend income net of estimated expenses. Because dividends on the securities are not received at a constant rate throughout the year, any distribution may be more or less than the amount then credited to the Income Account. The Trustee credits dividends received to an Income Account and other receipts to a Capital Account. The Trustee may establish a reserve account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.
- Subject to the reinvestment plan, your monthly income distribution will be substantially equal to 1/12 of your share of the estimated annual income, net of estimated expenses.

EXPENSES

The Trustee is paid a fee monthly. It also benefits when it holds cash for the Fund in non-interest bearing accounts. The Trustee may also receive additional amounts:
  - for extraordinary services and costs of indemnifying the Trustee and the Sponsors;
  - costs of actions taken to protect the Fund and other legal fees and expenses;
  - expenses for keeping the Fund's registration statement current; and
  - Fund termination expenses and any governmental charges.

The Sponsors are currently reimbursed up to 70 CENTS per 1,000 units annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Fund. Legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating the Fund's registration statement yearly are now chargeable to the Fund. While this fee may exceed the amount of these costs and expenses attributable to this Fund, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. Certain of these expenses were previously paid for by the Sponsors.

The Trustee's and Sponsors' fees may be adjusted for inflation without investors' approval.

The Sponsors will pay advertising and selling expenses at no charge to the Fund. If Fund expenses exceed initial estimates, the Fund will owe the excess. The Trustee has a lien on Fund assets to secure reimbursement of Fund expenses and may sell securities if cash is not available.

PORTFOLIO CHANGES

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which will affect the size and composition of the portfolio.

We decide whether to offer units for sale that we acquire in the secondary market after reviewing:
  - diversity of the Portfolio;
  - size of the Fund relative to its original size;
  - ratio of Fund expenses to income; and
  - cost of maintaining a current prospectus.

FUND TERMINATION

When the Fund is about to terminate you will receive a notice, and you will be unable to sell your units after that time. We will sell any remaining securities, and you will receive your final distribution in cash.

You will pay your share of the expenses associated with termination, including brokerage costs in selling securities. This may reduce the amount you receive as your final distribution.

CERTIFICATES

Certificates for units are issued on request. You may transfer certificates by complying with the requirements for redeeming certificates. You can replace lost or mutilated certificates by deliverying satisfactory indemnity and paying the associated costs.

TRUST INDENTURE

The Fund is a "unit investment trust" governed by a Trust Indenture, a contract among the Sponsors and the Trustee, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsors and the Trustee may amend the Indenture without your consent:
  - to cure ambiguities;
  - to correct or supplement any defective or inconsistent provision;
  - to make any amendment required by any governmental agency; or
  - to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsors).

Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Fund without your written consent.

The Trustee may resign by notifying the Sponsors. The Sponsors may remove the Trustee without your consent if:
  - it fails to perform its duties and the Sponsors determine that its replacement is in your best interest; or
  - it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities.

Investors holding 51% of the units may remove the Trustee. The Trustee may resign or be removed by the Sponsors without the consent of investors. The resignation or removal of the Trustee becomes effective when a successor accepts appointment. The Sponsors will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee may petition a court to appoint a successor.

Any Sponsor may resign as long as one Sponsor with a net worth of $2 million remains and agrees to the resignation. The remaining Sponsors and the Trustee may appoint a replacement. If there is only one Sponsor and it fails to perform its duties or becomes bankrupt the Trustee may:
  - remove it and appoint a replacement Sponsor;
  - liquidate the Fund; or
  - continue to act as Trustee without a Sponsor.

Merrill Lynch, Pierce, Fenner & Smith Incorporated acts as agent for the
Sponsors.

The Trust Indenture contains customary provisions limiting the liability of the Trustee and the Sponsors.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsor, has given an opinion that the units are validly issued.

AUDITORS

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statement of Condition included in this prospectus.

SPONSORS:
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)
P.O. Box 9051,
Princeton, NJ 08543-9051

SALOMON SMITH BARNEY INC. (an indirectly wholly-owned subsidiary of Citigroup Inc.)
388 Greenwich Street--23rd Floor,
New York, NY 10013
PRUDENTIAL SECURITIES INCORPORATED (an
indirect wholly-owned subsidiary of the
Prudential Insurance Company of America)
One New York Plaza
New York, NY 10292
DEAN WITTER REYNOLDS INC. (a principal operating subsidiary of Morgan Stanley Dean Witter & Co.)
Two World Trade Center--59th Floor,
New York, NY 10048
PAINEWEBBER INCORPORATED (a wholly-owned subsidiary of PaineWebber Group Inc.) 1285 Avenue of the Americas,
New York, NY 10019

Each Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer each Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

The Bank of New York,101 Barclay Street--17W, New York, New York 10268, is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

UNDERWRITERS' AND SPONSORS' PROFITS

Underwriters receive sales charges when they sell units. Any cash made available by you to the Sponsors before the settlement date for your units may be used in the Sponsors' businesses to the extent permitted by federal law and may benefit the Sponsors.

In maintaining a secondary market, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.

PUBLIC DISTRIBUTION

The Sponsors do not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

CODE OF ETHICS

Merrill Lynch, as agent for the Sponsors, has adopted a code of ethics requiring reporting of personal securities transactions by its employees with access to information on portfolio transactions. The goal of the code is to prevent fraud, deception or misconduct against the Fund and to provide reasonable standards of conduct.

TAXES

The following summarizes the material income tax consequences of holding Units. It assumes that you are not a dealer, financial institution, insurance company or other investor with special circumstances. You should consult your own tax adviser about your particular circumstances.

GENERAL TREATMENT OF THE FUND AND YOUR INVESTMENT

The Fund intends to quality for special tax treatment as a regulated investment company so that it will not be subject to federal income tax on the portion of its taxable income that it distributes to investors in a timely manner.

DISTRIBUTIONS

Distributions to you of the Fund's dividend income and of the Fund's gains from Securities it has held for one year or less will generally be taxed to you as ordinary income, to the extent of the Fund's taxable income not attributable to the Fund's net capital gain. Distributions to you in excess of the Fund's taxable income will be treated as a return of capital and will reduce your basis in your Units. To the extent such distributions exceed your basis, they will be treated as gain from the sale of your Units.

Distributions to you that are treated as ordinary income will constitute dividends for federal income tax purposes. Corporate investors may be eligible for the 70% dividends-received deduction with respect to these distributions. You should consult your tax adviser.

Distributions to you of the Fund's net capital gain will generally be taxable to you as long-term capital gain, regardless of how long you have held your Units.

GAIN OR LOSS UPON DISPOSITION

You will generally recognize capital gain or loss when you dispose of your Units. If you receive Securities upon redemption of your Units, you will generally recognize capital gain or loss equal to the difference between your basis in your Units and the fair market value of the Securities received in redemption.

If your net long-term capital gains exceed your net short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain or loss that you recognize on a disposition of your Units will be long-term if you have held your Units for more than one year and short-term otherwise. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all of your capital losses. You should consult your tax adviser in this regard.

YOUR BASIS IN THE SECURITIES

Your aggregate basis in the Units will generally be equal to the cost of your Units, including the initial sales charge.

FOREIGN INVESTORS

If you are a foreign investor and you are not engaged in a U.S. trade or business, you will generally be subject to 30% withholding tax (or a lower applicable treaty rate) on distributions. You should consult your tax adviser about the possible application of federal, state and local, and foreign taxes.

RETIREMENT PLANS

You may wish to purchase units for an Individual Retirement Account ('IRAs') or other retirement plan. Generally, capital gains and income received in each of these plans are exempt from federal taxation. All distributions from these types of plans are generally treated as ordinary income but may, in some cases, be eligible for tax-deferred rollover treatment. You should consult your attorney or tax adviser about the specific tax rules relating to these plans. These plans are offered by brokerage firms, including the Sponsors of this Fund, and other financial institutions. Fees and charges with respect to such plans may vary.

SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Fund by calling the Trustee. The supplemental information includes more detailed risk disclosure and general information about the structure and operation of the Fund. The supplemental information is also available from the SEC.

 DEFINED ASSET FUNDS - EQUITY INVESTOR FUND,
 UTILITY COMMON STOCK SERIES - 14

 REPORT OF INDEPENDENT ACCOUNTANTS

 The Sponsors, Trustee and Holders
   of Defined Asset Funds - Equity Investor Fund,
   Utility Common Stock Series - 14:

 We have audited the accompanying statement of condition of Defined Asset Funds - Equity Investor Fund, Utility Common Stock Series - 14, including the portfolio, as of October 31, 1999 and the related statements of operations and of changes in net assets for the years ended October 31, 1999, 1998 and 1997. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
 An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at October 31, 1999, as shown in such portfolio, were confirmed to us by The Bank of New York, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Defined Asset Funds - Equity Investor Fund, Utility Common Stock Series - 14 at October 31, 1999 and the results of its operations and changes in its net assets for the above-stated years in conformity with generally accepted accounting principles.


 DELOITTE & TOUCHE LLP

 New York, N.Y.
 January 18, 2000

 DEFINED ASSET FUNDS - EQUITY INVESTOR FUND,
 UTILITY COMMON STOCK SERIES - 14

 STATEMENT OF CONDITION
 AS OF OCTOBER 31, 1999

 TRUST PROPERTY:
   Investment in marketable securities - at value
     (cost $68,738,772) (Note 1)...................                $81,288,389
   Dividends receivable............................                    174,006
   Receivable from securities sold or redeemed.....                     64,879
   Prepaid Expenses................................                     74,194
                                                                  _____________

             Total trust property..................                 81,601,468


 LESS LIABILITIES:
   Redemptions payable.............................  $    79,780
   Advance from Trustee............................      993,009     1,072,789
                                                     ____________ _____________

 NET ASSETS, REPRESENTED BY:
    75,729,764 units of fractional undivided
     interest outstanding (Note 3).................   81,272,244
   Excess income distribution over net
     investment income.............................     (743,565)
                                                    ____________
                                                                   $80,528,679
                                                                 ==============

 UNIT VALUE ($80,528,679/75,729,764 units)........                     1.06337
                                                                 ==============

                       See Notes to Financial Statements.

 DEFINED ASSET FUNDS - EQUITY INVESTOR FUND,
 UTILITY COMMON STOCK SERIES - 14

 STATEMENTS OF OPERATIONS


                                                    ............Years Ended October 31,.......
                                                          1999          1998          1997
                                                    ___________________________________________
 INVESTMENT INCOME:
   Dividend income.................................   $ 4,685,438  $ 5,509,793  $ 7,312,369
   Trustee's fees and expenses.....................      (119,348)    (139,177)     (32,915)
   Sponsors' fees .................................       (44,127)     (42,854)      76,605

   Net investment income...........................     4,521,963    5,327,762    7,356,059
                                                    __________________________________________

 REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Realized gain on securities sold or
     redeemed......................................     2,319,769    6,041,350    5,456,916
   Unrealized appreciation (depreciation)
     of investments................................   (15,842,640)  14,685,209   (1,460,788)
                                                    __________________________________________

   Net realized and unrealized gain (loss) on
     investments...................................   (13,522,871)  20,726,559    3,996,128
                                                    __________________________________________

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.................................  $ (9,000,908) $26,054,321  $11,352,187
                                                    ==========================================


                       See Notes to Financial Statements.

 DEFINED ASSET FUNDS - EQUITY INVESTOR FUND,
 UTILITY COMMON STOCK SERIES - 14

 STATEMENTS OF CHANGES IN NET ASSETS



                                                       ............Years Ended October 31,.......
                                                             1999          1998          1997
                                                       __________________________________________
 OPERATIONS:
   Net investment income.............................. $  4,521,963   $  5,327,762  $  7,356,059
   Realized gain on securities sold
      or redeemed.....................................    2,319,769      6,041,350     5,456,916
   Unrealized appreciation (depreciation) of
      investments.....................................  (15,842,640)    14,685,209    (1,460,788)
                                                       __________________________________________

   Net increase (decrease) in net assets resulting
      from operations.................................   (9,000,908)    26,054,321    11,352,187
                                                       __________________________________________

 DISTRIBUTIONS TO HOLDERS (Note 2):
   Income.............................................   (4,652,894)   (5,360,586)   (7,898,008)
   Principal..........................................     (760,763)   (8,390,409)   (7,192,073)
                                                       __________________________________________

   Total distributions................................   (5,413,657)  (13,750,995)   (15,090,081)
                                                       __________________________________________

 CAPITAL SHARE TRANSACTIONS
 Creation of 274,544 and 1,164,378 units..............      350,000      1,539,924
 Redemptions of 9,872,362, 13,995,745 and
 32,816,201 units, respectively.......................  (11,062,900)   (16,904,560)  (36,116,500)
                                                       __________________________________________

 NET CAPITAL SHARE TRANSACTIONS.......................  (10,712,900)   (15,364,636)
                                                       __________________________________________

 NET DECREASE IN NET ASSETS...........................  (25,127,465)    (3,061,310)  (39,854,394)

 NET ASSETS AT BEGINNING OF YEAR......................  105,656,144    108,717,454   148,571,848
                                                       __________________________________________

 NET ASSETS AT END OF YEAR............................ $ 80,528,679   $105,656,144  $108,717,454
                                                       ==========================================

 PER UNIT:
   Income distributions during year................         $.05735      $.05873       $.06783
                                                       ==========================================
   Principal distributions during year.............         $.0900       $.09274       $.06130
                                                       ==========================================
   Net asset value at end of year..................        $1.06337      $1.23824      $1.10757
                                                       ==========================================

 TRUST UNITS OUTSTANDING AT END OF YEAR............      75,729,764    85,327,582    98,158,949
                                                       ==========================================

                       See Notes to Financial Statements.

 DEFINED ASSET FUNDS - EQUITY INVESTOR FUND,
 UTILITY COMMON STOCK SERIES - 14

 NOTES TO FINANCIAL STATEMENTS

1.    SIGNIFICANT ACCOUNTING POLICIES

      The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      (a) Securities are stated at value at the last sales prices reported at the close of business on the New York Stock Exchange, Inc. Realized gains and losses on sales of securities are determined using average cost method.

      (b) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

      (c)   Dividend income has been recorded on the ex-dividend dates.

2.    DISTRIBUTIONS

      A distribution of net investment income is made to Holders each month. Receipts other than dividends, after deductions for redemptions and applicable expenses, are also distributed periodically.

3.    REINVESTMENT PROGRAM

      Holders may reinvest in the Fund any monthly distributions and distributions of net realized capital gains by participating in the Fund's reinvestment program.

4.    NET CAPITAL

     Cost of 75,729,764 units at Date of Deposit........................................  $87,205,335
     Less sales charge..................................................................    3,922,287
                                                                                       _______________
     Net amount applicable to Holders...................................................   83,283,048
     Redemptions of units - net cost of 338,397,782 units redeemed less redemption amounts..........................................................................  (17,891,493)
     Realized gain on securities sold or redeemed.......................................   43,311,546
     Principal distributions............................................................  (39,980,474)
     Net unrealized appreciation of investments.........................................   12,549,617
                                                                                       _______________

     Net capital applicable to Holders..................................................  $81,272,244
                                                                                       ===============

  5. INCOME TAXES

      As of October 31, 1999, net unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated $12,549,617, of which $14,693,727 related to appreciated securities and $2,144,110 related to depreciated securities. The cost of investment securities for Federal income tax purposes was $68,738,772, at October 31, 1999.

DEFINED ASSET FUNDS - EQUITY INVESTOR FUND,
UTILITY COMMON STOCK SERIES - 14

PORTFOLIO
AS OF OCTOBER 31, 1999

                                   Number              Current
                                     of                Annual or
                                   Shares              Indicated
Port-                                of     Percent    Dividend
folio                              Common   of Value   Per
No.    Description of Security     Stock    of Fund    Share(2)         Cost(1)       Value (1)
_____ ________________________     ______  _________  ____________      ________      _________
    1 Allegheny Energy Inc.       214,550     8.396 %    $1.72       $ 4,686,791   $  6,825,372
    2 Ameren Corp.                 76,525     3.560       2.54         2,721,915      2,893,602
    3 Black Hills Corp.           449,400    12.439       1.04         8,469,688     10,111,500
    4 Cleco Corp.                 337,000    13.733       1.66         8,148,322     11,163,125
    5 Carolina Power & Light       80,800     3.429       2.00         2,094,764      2,787,600
    6 DPL Inc.                     32,500     0.810       0.94           435,047        658,125
    7 Dominion Res. Inc.           35,650     2.111       2.58         1,390,545      1,715,656
    8 Duke Power                   37,000     2.572       2.20         1,364,332      2,090,500
    9 FPL Group Inc.               51,800     3.206       2.08         1,740,506      2,606,188
   10 Florida Progress Corp.       71,900     4.052       2.18         2,130,135      3,293,919
   11 Hawaiian Elec. Ind. Inc.    191,600     7.955       2.48         7,066,018      6,466,500
   12 Alliant Energy Co. (3)      141,000     4.716       2.00         4,645,425      3,833,437
   13 LG & E Energy               169,609     4.590       1.27         2,635,857      3,731,398
   14 Northern States Powers      218,200     5.771       1.45         4,437,116      4,691,300
   15 Sigcorp                     382,424    12.232       1.24         8,085,283      9,943,024
   16 Southern Co.                  5,600     0.183       1.34           103,880        148,750


DEFINED ASSET FUNDS - EQUITY INVESTOR FUND,
UTILITY COMMON STOCK SERIES - 14

PORTFOLIO
AS OF OCTOBER 31, 1999


                                   Number              Current
                                     of                Annual or
                                   Shares              Indicated
Port-                                of     Percent    Dividend
folio                              Common   of Value   Per
No.    Description of Security     Stock    of Fund    Share(2)         Cost(1)       Value (1)
_____ ________________________     ______  _________  ____________      ________      _________

   17 TECO Energy Inc.            188,400     5.113 %    $1.30       $ 3,678,725    $ 4,156,575
   18 Wisconsin Energy Corp.      186,450     5.132       1.56         4,894,424      4,171,818
                                                                   ______________  _____________
Total                                                                $68,738,772    $81,288,389
                                                                   ==============  =============

(1) See Notes to Financial Statements.
(2) Based on the latest quarterly or semi-annual declaration.
(3) Name change from Interstate Energy Corp.

DEFINED ASSET FUNDS-SM-

HAVE QUESTIONS ?                         EQUITY INVESTOR FUND
Request the most                         UTILITY COMMON STOCK SERIES--14
recent free Information                  (A Unit Investment Trust)
Supplement that gives more               ---------------------------------------
details about the Fund,                  This Prospectus does not contain
by calling:                              complete information about the
The Bank of New York                     investment company filed with the
1-800-221-7771                           Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         - Securities Act of 1933 (file no.
                                         33-30637) and
                                         - Investment Company Act of 1940 (file
                                         no. 811-3044).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         UNITS OF ANY FUTURE SERIES MAY NOT BE
                                         SOLD NOR MAY OFFERS TO BUY BE ACCEPTED
                                         UNTIL THAT SERIES HAS BECOME EFFECTIVE
                                         WITH THE SECURITIES AND EXCHANGE
                                         COMMISSION. NO UNITS CAN BE SOLD IN ANY
                                         STATE WHERE A SALE WOULD BE ILLEGAL.
                                                                     12955--2/00